                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                              ------------------

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): March 30, 2001
                                                         --------------


                     NorthPoint Communications Group, Inc.
                 --------------------------------------------
                         (Exact Name of Registrant as
                             Specified in Charter)


         Delaware                                           52-2147716
----------------------------                            -------------------
(State or Other Jurisdiction                               (IRS Employer
    of Incorporation)                                   Identification No.)


                              5858 Horton Street
                             Emeryville, CA 94608
                     ------------------------------------
                             (Address of Principal
                              Executive Offices)


                                (510) 450-7300
                          ---------------------------
                            (Registrant's telephone
                         number, including area code)
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ITEM 5.   Other Events.
          -------------

          On March 30, 2001, NorthPoint Communications Group, Inc., NorthPoint Communications, Inc., NorthPoint Communications of Virginia, Inc. and NorthPoint International, Inc., debtors-in-possession, in chapter 11 cases No. 01-30127 (Jointly Administered), filed a monthly operating report for the month of January 2001 with the United States Bankruptcy Court for the Northern District of California, San Francisco division, a copy of which is filed herewith as
Exhibit 99.1. The Company is filing this Current Report on Form 8-K, together with Exhibit 99.1, with the Securities and Exchange Commission.

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ITEM 7.   Exhibits.
          ---------


     7(c) Exhibits
          --------

     *         99.1    Chapter 11 Monthly Operating Report for January 2001
                       filed by NorthPoint Communications Group, Inc.,
                       NorthPoint Communications, Inc., NorthPoint
                       Communications of Virginia, Inc. and NorthPoint
                       International, Inc., debtors-in-possession, in chapter 11 cases No. 01-30127 (Jointly Administered), filed with the United States Bankruptcy Court for the Northern District of California, San Francisco division.

     ---------------------------

*    Filed herewith.

                                       3
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                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NorthPoint Communications Group, Inc.



Date:  March 30, 2001             By:     [/s/ Elizabeth A. Fetter]
                                      ---------------------------------
                                      Elizabeth A. Fetter
                                      Chief Executive Officer and President

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